                           H&Q LIFE SCIENCES INVESTORS

                                   [GRAPHIC]

                                SEMIANNUAL REPORT

                                 MARCH 31, 2002

     To our Shareholders:

At quarter-end on March 31, 2002 the net asset value of your Fund was $21.38 per share. Performance data for the six months and the quarter ended March 31 compared to the indices is as follows:

                                  FISCAL YEAR TO DATE       QUARTER ENDED
                                   9/30/01 - 3/31/02           3/31/02
                                  -------------------       -------------
Net Asset Value                          +1.7%                 -14.4%
Dow Jones Industrial Average            +17.6%                  +3.8%
NASDAQ Industrials                      +30.1%                  +2.1%
Russell 2000                            +25.1%                  +3.1%

The Fund's second fiscal quarter ended March 31, 2002 was particularly disappointing following the Fund's strong performance during the prior quarter. During the quarter, the biotechnology sector retrenched due to both sector-specific and general factors. However, we continue to be confident in the future of healthcare in general and in emerging biotech and medtech growth companies in particular. We believe that the companies in this sector will continue to lead the advancement of knowledge and remain confident this progress will improve the human condition by providing products and services that will enhance the quality and duration of life. We have no doubt that Americans will appreciate the values of these products and will pay a premium price for them. As such we continue to believe that the investment opportunities in the future will be abundant. We also believe that as the economy generally improves over time, the healthcare sector will play a significant role in any advancement.

While the stock prices of public biotechnology companies have declined during the most recent quarter, we were not aggressive buyers. Rather, we selectively reduced positions and allowed liquidity, as a percent of total assets, to rise to its highest level in recent years. We believe the Fund is well positioned to take advantage of the current situation. Valuations are becoming particularly attractive for both publicly traded and private companies. We expect that in the weeks and months ahead we will have opportunities to invest much of this liquidity at very attractive levels. Many public companies have equity market values with historically low premiums to their liquid assets creating unusual values for their technology and product opportunities. In our venture capital activity, we are now frequently seeing attractive valuations and some transactions are being done at a very significant discount to previous investment rounds completed 1-2 years ago. We believe that this also bodes well for the future.

Having made these assertions, it is also true that there are a number of factors that may have a mitigating impact on the Fund's performance. Certainly, the heightened scrutiny of accounting practices at a number of individual companies, as well as other corporate governance issues, is sobering to the general market. Furthermore, there are a number of issues specific to the pharmaceutical industry that are unsettling to investors.

The Food and Drug Administration is still without a Commissioner, and seems to have recently become even more risk averse than usual. With several product approvals delayed, investors have concerns that product approval cycles are once again lengthening. This comes at a time when patent expirations are increasing with the threat of generic competition. These issues come amidst discussion of the control of drug pricing by government and increasing uncertainty about the ability of healthcare companies to sustain the ever-increasing cost of drug development.

While these concerns are most apparent to major pharmaceutical companies, and less so for the emerging companies, sentiment does affect valuations. Some of these issues are likely to persist at least through the elections in November but we continue to believe that new products that cure or mediate the course of disease will continue to be rewarded.

Two new venture investments were made in the quarter. SENOMYX discovers and develops novel flavor and fragrance molecules by combining its understanding of the biology of taste with receptor biology, combinatorial chemistry, high throughput screening and bioinformatics. AGENSYS develops fully human monoclonal antibodies to treat solid tumor cancers based on the Company's own proprietary drug targets. A follow-on investment was made in Sontra Medical in connection with its merger with ChoiceTel, a publicly traded company.

This was a difficult quarter, but we believe strongly in the future growth of life sciences and in the entrepreneurial approach of the companies in which we invest. We continue to believe that attractive investment opportunities in the future will be abundant.


 /s/ Alan G. Carr                         /s/ Daniel R. Omstead

     Alan G. Carr                             Daniel R. Omstead
     President Emeritus                       President

                          H&Q LIFE SCIENCES INVESTORS

                                 PRIVACY NOTICE

     If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management, the Funds' investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

     If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.


                           H&Q LIFE SCIENCES INVESTORS

                                    PORTFOLIO
                              As of March 31, 2002

[CHART]

                                   TOTAL        VENTURE     DIFFERENCE
                                   -----        -------     ----------
AGRI/ENVIRONMENTAL                  1.5%          1.4%          0.1%
BIOTECHNOLOGY                      46.0%         10.2%         35.8%
CROs                                0.5%          0.0%          0.5%
DIAGNOSTICS                         5.7%          2.8%          2.8%
HEALTHCARE INFO SERVICES            3.5%          2.6%          1.0%
MEDICAL SPECIALTY                  13.2%          4.0%          9.2%
MEDICAL SUPPLIES                    1.4%          0.9%          0.5%
PHARMACEUTICALS                     6.1%          2.1%          4.0%
LIQUID ASSETS                      22.1%          0.0%         22.1%

RESTRICTED

                           H&Q LIFE SCIENCES INVESTORS

                                LARGEST HOLDINGS
                              AS OF MARCH 31, 2002


                                   % OF NET ASSETS
                                   ---------------
Gilead Sciences                         5.05%
Martek Biosciences                      4.98%
Cubist Pharmaceuticals                  4.38%
CV Therapeutics                         3.95%
Celgene                                 3.23%
Endocardial Solutions                   2.53%
Biovail                                 2.46%
Versicor                                2.42%
Transkaryotic Therapies                 2.37%
MedImmune                               2.21%


                           H&Q LIFE SCIENCES INVESTORS

                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                          QUARTER ENDED MARCH 31, 2002


                                    UNITS HELD      UNITS HELD
PURCHASES                            12/31/01         3/31/02
---------                            --------         -------
Agensys (Restricted)                         0        634,921
Exelixis                               126,000        212,000
Rigel Pharmaceuticals                        0        339,000
Senomyx (Restricted)                         0        689,679
Sontra (Restricted) Series B           357,640        622,558
WebMD                                  189,000        269,000

SALES
-----
Affymetrix                              40,000              0
Biovail                                225,424        105,424
Curis                                  135,373         59,000
Gilead Sciences                        300,000        300,000
Scios                                   73,000              0
Sepracor                               140,000              0
Versicor                               418,776        278,776

                           H&Q LIFE SCIENCES INVESTORS

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2002
                                   (UNAUDITED)


                CONVERTIBLE SECURITIES - 23.8% OF NET ASSETS
   SHARES       CONVERTIBLE PREFERRED (RESTRICTED) - 21.9%                VALUE
------------                                                            ----------
                AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 1.4%
     250,000     Ceres Series C*                                        $1,500,000
      18,296     Ceres Series C-1*#                                        109,776
     174,200     Ceres Series D*#                                        1,045,200
     177,778     EPR Series A*                                             266,667
                BIOTECHNOLOGY - 9.0%
     266,667     ACADIA Pharmaceuticals Series E*                        2,000,003
     634,921     Agensys Series C*                                       2,000,001
   1,587,302     Agilix Series B*                                        2,000,001
     566,958     Avalon Pharmaceuticals Series B*                        2,000,001
   1,212,121     Raven biotechnologies Series B*^                        2,000,000
      30,920     Therion Biologics Series A*                               115,950
     160,000     Therion Biologics Series B*#                              600,000
     271,808     Therion Biologics Series C*#                            1,019,280
      28,991     Therion Biologics Sinking Fund*                           108,716
   1,150,000     Triad Therapeutics Series A*                            2,300,000
     550,000     Triad Therapeutics Series B*                            1,100,000
     615,385     Zyomyx Series B*                                        2,461,540
     400,000     Zyomyx Series C*                                        1,600,000
                DIAGNOSTICS - 2.8%
     914,286     CardioNet Series C*^                                    3,200,001
     322,168     CytoLogix Series A*^                                      265,917
     151,420     CytoLogix Series B*#^                                     124,982
     130,000     Masimo Series D*                                        1,430,000
   1,149,425     Sontra Medical Series A*^                                 578,506
     622,558     Sontra Medical Series B*^                                 313,333
                HEALTHCARE INFORMATION SERVICES - 1.8%
     225,989     KVM Technologies Series B*#^                            1,000,001
   3,589,744     PHT Series D*^                                          2,800,003
                MEDICAL SPECIALTY - 3.9%
     500,000     AbTox Series F*                                             5,000
   1,088,436     OmniSonics Medical Technologies Series B*^              1,600,001
     689,679     Senomyx Series E*                                       2,000,000
     426,439     Songbird Hearing Series D*                                  4,264
     434,782     TherOx Series H*                                        1,999,997
     546,875     VNUS Medical Technologies Series E*                     2,800,000
                MEDICAL SUPPLIES - 0.9%
     281,250     LocalMed Series D*                                          2,813
     421,052     Novacept Series G*#                                     1,999,997


   The accompanying notes are an integral part of these financial statements.

   SHARES      CONVERTIBLE PREFERRED - CONTINUED                           VALUE
------------                                                           -----------
                PHARMACEUTICALS/DRUG DELIVERY - 2.1%
     141,177     Advanced Medicine Series C*                            $1,270,593
     133,334     Advanced Medicine Series D-1*                           1,200,006
     932,488     Galileo Laboratories Series F*                          1,999,999
                                                                       -----------
                                                                       $46,822,548
                                                                       -----------
 PRINCIPAL
  AMOUNT       CONVERTIBLE BONDS AND NOTES - 1.9%
------------
                BIOTECHNOLOGY - 1.4%
  $4,200,000     CuraGen 6% Cvt. Deb. due 2007 ii                       $3,118,500
                HEALTHCARE INFORMATION SERVICES - 0.4%
   1,053,262     FitForAll.com (Restricted) 10% Prom. Note*#+                  105
     900,000     KVM Technologies (Restricted)
                    Adj. Cvt. Demand Note*#^                               900,000
                MEDICAL SPECIALTY - 0.1%
     120,000     AbTox (Restricted) 12% Prom. Note*+                       120,000
                                                                       -----------
                                                                        $4,138,605
                                                                       -----------
               TOTAL CONVERTIBLE SECURITIES
                 (Cost $55,626,504)                                    $50,961,153
                                                                       -----------
   SHARES      COMMON STOCKS - 54.01%
------------
               AGRICULTURAL/ENVIRONMENTAL TECHNOLOGY - 0.1%
      57,032     Catalytica Energy Systems*                               $192,198
      20,833     Envirogen*                                                 30,625
      38,000     Verdant Brands*                                               228
                                                                       -----------
                                                                           223,051
                                                                       -----------
               BIOTECHNOLOGY - 35.5%
                BIOPHARMACEUTICALS - 29.2%
     282,620     BioTransplant*                                          1,483,755
       3,297     BioTransplant (Restricted) Wts. (expire 8/12/04)*           2,473
      13,500     BioTransplant (Restricted) Wts. (expire 10/31/04)*         10,125
         925     BioTransplant (Restricted) Wts. (expire 8/15/05)*           2,892
     279,600     Celgene*                                                6,920,100
      36,000     Cephalon*                                               2,268,000
     145,071     Corixa*                                                   895,088
     407,449     Cubist Pharmaceuticals*                                 7,529,658
     133,333     Cubist Pharmaceuticals (Restricted) Wts.
                    (expire 9/23/03)*                                    1,839,395
     233,484     CV Therapeutics*                                        8,452,121
     106,000     Genzyme*                                                4,629,020
     300,000     Gilead Sciences*                                       10,797,000
     120,000     MedImmune*                                              4,719,600

   The accompanying notes are an integral part of these financial statements.

   SHARES      BIOTECHNOLOGY - CONTINUED                                   VALUE
------------                                                            ----------
     146,982     Therion Biologics (Restricted)*                          $551,183
     117,638     Transkaryotic Therapies*                                5,064,316
     135,135     Tularik*                                                2,221,619
     278,776     Versicor*                                               5,040,270
      12,464     Versicor (Restricted) Wts. (expire 8/3/05)*               133,215
                GENOMICS/DRUG DISCOVERY - 6.3%
     100,000     Abgenix*                                                1,889,000
     247,463     Dyax*                                                     910,664
     212,000     Exelixis*                                               2,923,480
      52,000     Lexicon Genetics*                                         491,400
     150,000     Lynx Therapeutics*                                        327,000
     116,307     Molecular Devices*                                      2,113,299
     339,000     Rigel Pharmaceuticals*                                  1,203,450
     296,428     Telik*                                                  3,592,708
                                                                        ----------
                                                                        76,010,831
                                                                        ----------
               CONTRACT RESEARCH ORGANIZATIONS - 0.5%
      61,500     Quintiles Transnational*                                1,091,625
                                                                        ----------
                                                                         1,091,625
                                                                        ----------
               DIAGNOSTICS - 2.9%
     356,249     Biofield*                                                $162,093
     400,000     Biofield (Restricted)*                                    145,600
     109,956     Cytyc*                                                  2,960,016
       9,000     Digene*                                                   321,750
      98,000     IDEXX Laboratories*                                     2,630,320
     130,000     Masimo Labs (Restricted)*                                   1,300
     600,000     Sontra Medical (Restricted)*^                               6,000
                                                                        ----------
                                                                         6,227,079
                                                                        ----------
               HEALTHCARE INFORMATION SERVICES - 1.4%
   3,339,409     Codman Group (Restricted)*                                  8,349
     204,139     Physician WebLink (Restricted)*                           800,317
     101,283     Physician WebLink (Restricted) Wts.
                    (expire 10/15/04)*                                      10,128
     269,000     WebMD*                                                  2,065,920
                                                                        ----------
                                                                         2,884,714
                                                                        ----------
               MEDICAL SPECIALTY - 9.2%
     254,546     ATS Medical*                                              509,092
     107,100     Bioject Medical Technologies*                             412,335

   The accompanying notes are an integral part of these financial statements.

   SHARES      MEDICAL SPECIALTY - CONTINUED                              VALUE
------------                                                          ------------
      67,898     Biopure*                                                 $719,719
       5,555     Biopure (Restricted) Wts. (expire 8/4/03)*                      0
      59,000     Curis*                                                    125,670
     666,666     Endocardial Solutions*                                  5,406,662
     338,815     Martek Biosciences*                                    10,665,558
     680,000     Orthovita*^                                             1,666,000
     132,000     Radiance Medical Systems*                                 165,000
                                                                      ------------
                                                                        19,670,036
                                                                      ------------
               MEDICAL SUPPLIES - 0.5%
     430,000     EP MedSystems*                                          1,087,900
                                                                      ------------
                                                                         1,087,900
                                                                      ------------
               PHARMACEUTICALS/DRUG DELIVERY - 4.0%
     125,000     Aradigm*                                                  587,500
     105,424     Biovail*                                                5,269,093
      59,500     Emisphere Technologies*                                 1,012,095
      30,000     Teva Pharmaceutical Industries ADR                      1,640,100
                                                                      ------------
                                                                         8,508,788
                                                                      ------------
               TOTAL COMMON STOCKS
                 (Cost $59,042,491)                                   $115,704,024
                                                                      ------------
 PRINCIPAL
   AMOUNT      TEMPORARY CASH INVESTMENTS - 21.8%
------------
$  6,700,000     American Express Credit, 1.45%, due 4/2/02             $6,699,730
  11,000,000     American Express Credit, 1.80%, due 4/29/02            10,984,600
  10,000,000     General Electric Capital Corp., 1.82%, due 5/8/02       9,981,294
   5,000,000     U.S. Treasury Bill, 1.69%, due 4/11/02                  4,997,653
   4,000,000     U.S. Treasury Bill, 1.73%, due 4/25/02                  3,995,387
  10,000,000     U.S. Treasury Bill, 1.71%, due 5/2/02                   9,985,275
                                                                      ------------
               TOTAL TEMPORARY CASH INVESTMENTS                        $46,643,939
                                                                      ------------
                 (Cost $46,643,939)
               TOTAL INVESTMENTS IN SECURITIES
                 (Cost $161,312,934)                                  $213,309,116
                                                                      ============

----------

*    Non income-producing security.

#    With warrants attached.

^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $14,454,744).

ii Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+    Issuer filed for bankruptcy.


   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2002
                                   (UNAUDITED)

ASSETS:
   Investments, at value (identified cost
         $161,312,934; see Schedule of Investments)              $213,309,116
   Cash                                                               294,184
   Interest receivable                                                 41,300
   Receivable for investments sold                                  1,236,941
   Prepaid expenses                                                    34,025
                                                                 ------------
         Total assets                                            $214,915,566
                                                                 ------------
LIABILITIES:
   Payable for investments purchased                                 $577,992
   Accrued advisory fee                                               244,961
   Accrued other                                                       98,068
                                                                 ------------
         Total liabilities                                           $921,021
                                                                 ------------

NET ASSETS                                                       $213,994,545
                                                                 ============
SOURCES OF NET ASSETS:
   Shares of beneficial interest, par value $.01 per
      share, unlimited number of shares authorized,
      amount paid in on 10,009,516 shares issued and
      outstanding                                                $142,121,188

   Accumulated net investment loss                                 (1,267,521)

   Accumulated net realized gain on investments                    21,144,696

   Net unrealized gain on investments                              51,996,182
                                                                 ------------
         Total net assets (equivalent to $21.38 per
         share based on 10,009,516 shares outstanding)           $213,994,545
                                                                 ============

   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2002
                                   (UNAUDITED)

INVESTMENT INCOME:
   Dividend income (net of foreign tax of $744)       $3,909
   Interest income                                   464,197
                                                  ----------
         Total investment income                                     $468,106

EXPENSES:
   Advisory fees                                  $1,492,227
   Trustees' fees and expenses                        82,012
   Legal fees                                         76,409
   Shareholder reporting                              44,058
   Accounting and auditing fees                       41,232
   Custodian fees                                     35,025
   Transfer agent fees                                23,681
   Stock exchange listing fee                         14,708
   Other                                              17,075
                                                  ----------
         Total expenses                                             1,826,427
                                                                  -----------

         Net investment loss                                      ($1,358,321)
                                                                  -----------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Net realized gain on investments                               $25,121,578
   Decrease in net unrealized gain on investments                 (19,900,138)
                                                                  -----------

         Net gain on investments                                   $5,221,440
                                                                  -----------
                 Net increase in net assets
                 resulting from operations                         $3,863,119
                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                               FOR THE SIX        FOR THE
                                              MONTHS ENDED      YEAR ENDED
                                             MARCH 31, 2002    SEPTEMBER 30,
                                               (UNAUDITED)         2001
                                             --------------    -------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS:
   Net investment loss                         ($1,358,321)      ($1,942,140)
   Net realized gain on investments             25,121,578        43,069,447
   Increase (decrease) in net
      unrealized gain on investments           (19,900,138)     (136,156,505)
                                              ------------      ------------


         Net increase (decrease) in net
          assets resulting from operations      $3,863,119      ($95,029,198)
                                              ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net realized capital gains                 ($19,737,875)     ($33,130,936)
                                              ------------      ------------

CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in reinvestment
      of distributions (690,518 and
      1,233,846 shares, respectively)          $14,706,701       $25,051,378
                                              ------------      ------------
         Total increase (decrease) in
         net assets                            ($1,168,055)    ($103,108,756)

NET ASSETS:
Beginning of year                              215,162,600       318,271,356
                                              ------------      ------------
End of year                                   $213,994,545      $215,162,600
                                              ============      ============


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS

                             STATEMENT OF CASH FLOWS
                     For the Six Months Ended March 31, 2002
                                   (UNAUDITED)


CASH FLOWS USED FOR OPERATING ACTIVITIES:
   Interest income received                                          $430,687
   Dividends received                                                   3,909
   Operating expenses paid                                         (1,907,491)
                                                                 ------------
         Net cash used for operating activities                   ($1,472,895)
                                                                 ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of portfolio securities                             ($12,753,419)
   Net purchases of temporary cash investments                    (15,752,968)
   Sales and maturities of portfolio securities                    34,952,535
                                                                 ------------
         Net cash provided from investing activities               $6,446,148
                                                                 ------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Cash distributions paid, net                                   ($5,031,174)
                                                                 ------------
         Net cash used for financing activities                   ($5,031,174)
                                                                 ------------
NET DECREASE IN CASH                                                 ($57,921)

CASH AT BEGINNING OF YEAR                                             352,105
                                                                 ------------
CASH AT END OF YEAR                                                  $294,184
                                                                 ============
RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH
USED FOR OPERATING ACTIVITIES:

   Net increase in net assets resulting from operations            $3,863,119
   Accretion of discount                                              (33,510)
   Net realized gain on investments                               (25,121,578)
   Decrease in net unrealized gain on investments                  19,900,138
   Net decrease in accrued expenses                                   (64,140)
   Net increase in prepaid expenses                                   (16,924)
                                                                 ------------

      Net cash used for operating activities                      ($1,472,895)
                                                                 ============


Noncash financing activities not included herein consist of stock distributions of $14,706,701.

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                              FINANCIAL HIGHLIGHTS

              (SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST
                   OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                              FOR THE SIX
                              MONTHS ENDED
                             MARCH 31, 2002                 FOR THE YEARS ENDED SEPTEMBER 30,
                             ----------------------------------------------------------
                              UNAUDITED)(1)      2001           2000           1999            1998            1997
                              -------------      ----           ----           ----            ----            ----
Net asset value per share:
   Beginning of period             $23.090        $39.365        $17.804        $13.713        $18.825         $18.445
                              ------------   ------------   ------------   ------------   ------------    ------------
Net investment
   income (loss)                   ($0.141)*      ($0.221)*      ($0.300)       ($0.205)       ($0.239)        ($0.072)
Net realized and unrealized
   gain (loss) on
   investments                       0.521        (12.134)        24.756          4.576         (4.133)          2.092
                              ------------   ------------   ------------   ------------   ------------    ------------
Total increase (decrease)
   from investment
   operations                       $0.380       ($12.355)       $24.456         $4.371        ($4.372)         $2.020
                              ------------   ------------   ------------   ------------   ------------    ------------
Capital gains distributions
   to shareholders                 ($2.090)       ($3.920)       ($2.895)       ($0.280)       ($0.740)        ($1.640)
                              ------------   ------------   ------------   ------------   ------------    ------------
Net asset value per share:
   End of period                   $21.380        $23.090        $39.365        $17.804        $13.713         $18.825
                              ============   ============   ============   ============   ============    ============
Per share market value:
   End of period                   $19.560        $18.450        $31.313        $14.125        $10.875         $15.125
Total investment return
   at market value                   16.61%        (29.07%)       155.36%         32.90%        (23.89%)         12.86%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end
   of period                  $213,994,545   $215,162,600   $318,271,356   $131,562,804   $100,030,321    $131,987,733
Ratio of operating expenses
   to average net assets**            1.60%          1.58%          1.51%          1.60%          1.62%           1.67%
Ratio of net investment loss
   to average net assets**           (1.19%)        (0.83%)        (1.06%)        (1.30%)        (1.50%)         (1.38%)
Portfolio turnover rate               6.63%         16.49%         12.70%         23.49%         18.21%          18.94%
Number of shares
   outstanding at end of
   period                       10,009,516      9,318,998      8,085,152      7,389,487      7,294,722       7,011,362

(1) The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the six months ended March 31, 2002 was a decrease in net investment loss per share of $.003, a decrease in net realized and unrealized gain (loss) per share of $.003, and a decrease in the ratio of net investment loss to average net assets from (1.22%) to (1.19%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

* Net investment loss per share has been computed using average shares outstanding.

 ** Annualized.

   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2002
                                   (UNAUDITED)

(1)  ORGANIZATION

          H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the life sciences industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

          The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the United States of America.

     INVESTMENT SECURITIES

          Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 4, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. Temporary cash investments with maturity of 60 days or less are valued at amortized cost.

          Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective October 1, 2001 and began accreting discounts and amortizing premiums on all debt securities. Prior to this date, the Fund did not accrete discounts or amortize premiums on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in an increase in cost of securities and a corresponding decrease in net unrealized appreciation of $90,800 based on securities held at September 30, 2001. The effect of this change for the six months ended March 31, 2002 was to decrease net investment loss by $33,510 with a corresponding decrease in the change in net unrealized appreciation of $33,510.

     FEDERAL INCOME TAXES

          It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

     DISTRIBUTIONS

          The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

     DISTRIBUTION POLICY

          The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

     STATEMENT OF CASH FLOWS

          The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at March 31, 2002.

(2)  SECURITIES TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the six months ended March 31, 2002 totaled $12,985,392 and $34,704,547, respectively.

          At March 31, 2002, the total cost of securities for Federal income tax purposes was $161,312,934. The net unrealized gain on securities held by the Fund was $51,996,182, including gross unrealized gain of $79,994,628 and gross unrealized loss of $27,998,446.

(3)  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

          The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management Incorporated (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser. The Adviser is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co.

          On March 22, 2002, the Trustees of the Fund approved a new investment advisory agreement with Hambrecht & Quist Capital Management LLC, subject to certain conditions, including approval by the Fund's shareholders. The terms of the new agreement are substantially identical to those in the current Advisory Agreement.

          Trustees who are not affiliates of the Adviser receive an annual fee of $15,000 plus $1,500 for each meeting attended.

(4)  VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

          The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 24% of the Fund's net assets at March 31, 2002.

     The value of the venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In fiscal 2001, the Fund sold a restricted security subject to future contingent payments whose estimated value of $932,746 has also been determined by the Trustees and which is included in Receivable for Investments Sold in the Statement of Assets and Liabilities.

     The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2002, as determined by the Trustees of the Fund.

                                          ACQUISITION                    CARRYING VALUE
           SECURITY                          DATE            COST           PER UNIT       VALUE
------------------------------------      -----------     ----------     --------------  ---------
AbTox
   Series F Cvt. Pfd.                          3/7/97     $1,110,615        $0.010          $5,000
   12% Promissory Note                2/26/98-3/26/98        120,000         1.000         120,000

ACADIA Pharmaceuticals
   Series E Cvt. Pfd.                          5/2/00      1,999,995         7.500       2,000,003

Advanced Medicine
   Series C Cvt. Pfd.                          2/5/99      1,200,124         9.000       1,270,593
   Series D-1 Cvt. Pfd.                       8/28/00      1,200,606         9.000       1,200,006

Agensys
   Series C Cvt. Pfd.                         2/14/02      2,000,001         3.150       2,000,001

Agilix
   Series B Cvt. Pfd.                        11/18/01      2,000,001         1.260       2,000,001

Avalon Pharmaceuticals
   Series B Cvt. Pfd.                        10/22/01      2,000,001         3.528       2,000,001

Biofield
   Common                                    12/15/00        200,000         0.364         145,600

Biopure
   Common Warrants (expire 8/4/03)            5/13/99              0         0.000               0

BioTransplant
   Common Warrants (expire 8/12/04)           8/12/94              0         0.750           2,473
   Common Warrants (expire 10/31/04)         10/31/94              0         0.750          10,125
   Common Warrants (expire 8/15/05)           8/18/95              0         3.126           2,892

CardioNet^
   Series C Cvt. Pfd.                          5/3/01      3,215,516         3.500       3,200,001

Ceres
   Series C Cvt. Pfd.                        12/23/98      1,000,875         6.000       1,500,000
   Series C-1 Cvt. Pfd.*                       1/4/01         74,325         6.000         109,776
   Series D Cvt. Pfd.*                        3/14/01      1,045,200         6.000       1,045,200

Codman Group
   Common                             1/26/96-8/24/97      1,952,757         0.003           8,349

Cubist Pharmaceuticals
   Common Warrants (expire 9/23/03)           9/23/98            235        13.796       1,839,395

CytoLogix^
   Series A Cvt. Pfd.                 1/13/98-7/21/99      1,550,040         0.825         265,917
   Series B Cvt. Pfd.*                        1/11/01        764,670         0.825         124,982

EPR
   Series A Cvt. Pfd.                          3/9/94        800,331         1.500         266,667

FitForAll.com
   10% Promissory Note*               2/22/00-9/18/00      1,073,999         0.000             105

                                          ACQUISITION                     CARRYING VALUE
           SECURITY                          DATE             COST           PER UNIT      VALUE
------------------------------------      -----------      ----------     -------------- ---------
Galileo Laboratories
   Series F Cvt. Pfd.                         8/18/00      $2,001,176       $2.145       $1,999,999

KVM Technologies^
   Series B Cvt. Pfd.*                        2/19/98       1,001,321        4.425        1,000,001
   Adj. Cvt. Demand Note*             6/21/99-7/31/01         900,625        1.000          900,000

LocalMed
   Series D Cvt. Pfd.                          2/9/96       1,126,970        0.010            2,813

Masimo
   Series D Cvt. Pfd.                         8/14/96         910,000       11.000        1,430,000

Masimo Labs
   Common                                     8/14/96               0        0.010            1,300

Novacept
   Series G Cvt. Pfd.*                        3/27/01       1,999,997        4.750        1,999,997

OmniSonics Medical Technologies^
   Series B Cvt. Pfd.                         5/24/01       1,602,982        1.470        1,600,001

PHT^
   Series D Cvt. Pfd.                         7/23/01       2,800,003        0.780        2,800,003

Physician WebLink
   Common                                      2/5/97         800,325        3.920          800,317
   Warrants (expire 10/15/04)                10/15/98               0        0.100           10,128

Raven biotechnologies^
   Series B Cvt. Pfd.                        12/12/00       2,000,000        1.650        2,000,000

Senomyx
   Series E Cvt. Pfd.                         2/19/02       2,000,000        2.900        2,000,000

Songbird Hearing
   Series D Cvt. Pfd.                        12/14/00       1,999,999        0.010            4,264

Sontra Medical^
   Common                                     3/26/01               0        0.010            6,000
   Series A Cvt. Pfd.                          9/9/98         800,420        0.503          578,506
   Series B Cvt. Pfd.                 3/26/01-2/28/02         307,333        0.503          313,333

Therion Biologics
   Common                            6/30/93-10/16/96         251,642        3.750          551,183
   Series A Cvt. Pfd.                8/20/96-10/16/96         289,847        3.750          115,950
   Series B Cvt. Pfd.*                2/24/99-6/22/99         600,609        3.750          600,000
   Series C Cvt. Pfd.*                        9/26/01       1,019,280        3.750        1,019,280

Sinking Fund Cvt. Pfd                 10/17/94-4/3/96         582,505        3.750          108,716

TherOx
   Series H Cvt. Pfd.                         9/11/00       2,001,248        4.600        1,999,997

Triad Therapeutics
   Series A Cvt. Pfd.                          6/8/99       1,150,860        2.000        2,300,000
   Series B Cvt. Pfd.                        12/20/00       1,100,000        2.000        1,100,000

Versicor
   Warrants (expire 8/3/05)                   6/28/99             905       10.688          133,215

VNUS Medical Technologies
   Series E Cvt. Pfd.                         8/20/01       2,800,000        5.120        2,800,000

Zyomyx
   Series B Cvt. Pfd.                         2/19/99         800,550        4.000        2,461,540
   Series C Cvt. Pfd.                          3/2/00         800,000        4.000        1,600,000
                                                          -----------                   -----------
                                                          $54,957,888                   $51,353,630
                                                          ===========                   ===========

*  With warrants attached.
^  Affiliated issuers.

                           H&Q LIFE SCIENCES INVESTORS
                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 310-0567

                                    OFFICERS
                      Daniel R. Omstead, ENGSCD, President
                        Alan G. Carr, President Emeritus
                         Kimberley L. Carroll, Treasurer
                          Jennifer L. Morris, Secretary

                                    TRUSTEES
                                  Alan G. Carr
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                Hambrecht & Quist Capital Management Incorporated

                          CUSTODIAN AND TRANSFER AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Dechert Price & Rhoads

         Shareholders with questions regarding share transfers may call
                                 1-800-426-5523
            Interim daily net asset value may be obtained by calling
                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
                   please contact the Plan Agent, State Street
                                Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                            Telephone: 1-800-426-5523

                           H&Q LIFE SCIENCES INVESTORS

                       New York Stock Exchange Symbol: HQL
                                  www.hqcm.com


                   Out of concern for the environment and in an
                      effort to reduce Fund expenses, this
                      report is printed on recycled paper.


                                                                    HQHLS-SAR-02